                                                                   EXHIBIT 23(a)



CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement
Nos. 33-29681, 33-47629, 33-60007, 33-61595, 33-62573, 333-32229, 333-34087,
333-60795, 333-63229 and 333-68937, all of CMS Energy Corporation, of our report on the consolidated financial statements of Panhandle Eastern Pipe Line Company for the year ended December 31, 1998, dated February 12, 1999, appearing in this Form 8-K of CMS Energy Corporation.



/s/ Deloitte & Touche LLP
Charlotte, North Carolina
April 6, 1999